Exhibit 99.4

Encore Capital Group, Inc.

Index to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Encore Capital Group, Inc.

Introduction to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

On May 8, 2012, Encore Capital Group, Inc. and its subsidiaries (collectively, “Encore”), through its subsidiary Propel Acquisition LLC, acquired Propel Financial Services, LLC (“PFS”), RioProp Ventures, LLC (“RioProp”), BNC Retax, LLC (“BNC”), and RioProp Holdings, LLC (“Holdings”) (collectively, “Propel”) for $186.8 million (the “Propel Acquisition”). The Propel Acquisition was financed by drawing down on Encore’s existing credit facility, entering into a new credit facility at Propel and using cash on hand. The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements are based on the historical financial statements of Encore and Propel. The information attempts to illustrate the effect that Encore’s acquisition of Propel would have had on Encore’s financial statements if the Propel Acquisition had been consummated at earlier dates, as described below. This information is hypothetical and does not necessarily reflect the financial performance that would have actually resulted if the Propel Acquisition had been completed on the dates assumed.

The Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition presents the historical financial position of Encore as though the Propel Acquisition was consummated on March 31, 2012, the end of Encore’s first fiscal quarter. The Unaudited Pro Forma Condensed Consolidated Statements of Comprehensive Income present the historical results of operations of Encore for the three months ended March 31, 2012 and for the year ended December 31, 2011. The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Comprehensive Income for the three months ended March 31, 2012 and for the year ended December 31, 2011, reflect pro forma adjustments for Propel as though the Propel Acquisition was consummated on January 1, 2011.

Encore’s historical results included in the Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition and the Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income as of, and for the three months ended March 31, 2012, are derived from Encore’s Unaudited Condensed Consolidated Financial Statements included in its Quarterly Report on Form 10-Q as of, and for the three months ended March 31, 2012. Encore’s historical results included in the Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income for the year ended December 31, 2011 are derived from Encore’s Audited Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2011. The Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition was prepared using Propel’s historical balance sheet as of March 31, 2012. The Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income for the three months ended March 31, 2012 was prepared using Propel’s historical results of operations for the three months ended March 31, 2012. The Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income for the year ending December 31, 2011 was prepared using Propel’s historical results of operations for the year ending December 31, 2011.

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared using the acquisition method of accounting. The allocation of the purchase price to the fair values of the identified tangible and intangible assets acquired and liabilities assumed was based upon an independent valuation and management estimates. The historical financial information has been adjusted to give effect to matters that are directly attributable to the Propel Acquisition, factually supportable, and with respect to the statements of operations, expected to have a continuing impact on the operating results of the combined company.

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the Audited Consolidated Financial Statements and related notes thereto included in Encore’s 2011 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the three months ended March 31, 2012. Encore’s management believes that the assumptions used in preparing these Unaudited Pro Forma Condensed Consolidated Financial Statements provide a reasonable basis for presenting all of the significant effects of the Propel Acquisition. These Unaudited Pro Forma Condensed Consolidated Financial Statements presented are for informational purposes only and do not purport to be indicative of the results that would have actually occurred if the Propel Acquisition had been consummated on the dates indicated or of those results that may be achieved in the future.

ENCORE CAPITAL GROUP, INC.

Pro Forma Condensed Consolidated Statement of Financial Condition

(Dollars in thousands)

(Unaudited)

	As of March 31, 2012
	Historical
	Encore	Propel Financial Services, LLC (A)	RioProp Holdings LLC (A)	RioProp Ventures, LLC (A)	BNC Retax, LLC (A)	Pro Forma Adjustments		Pro Forma
Assets
Cash and cash equivalents	$15,446	$5,488	$—	$—	$827	$(318	)(B)	$21,443
Accounts receivable, net	3,615	295	—	494	213	—		4,617
Investment in receivable portfolios, net	741,580	—	—	—	—	—		741,580
Deferred court costs, net	39,839	—	—	—	—	—		39,839
Notes receivable	—	49,540	144	37,439	43,999	543	(C)	131,665
Accrued interest receivable	—	1,136	3	1,516	1,146	—		3,801
Investment in RioProp Ventures	—	5,866	—	—	—	(5,866	)(D)	—
Property and equipment, net	19,603	384	—	63	25	—		20,075
Other assets	11,842	917	236	146	135	424	(E)	13,700
Receivables from related parties	—	992	91	1,967	—	(3,050	)(F)	—
Goodwill	6,047	—	—	—	—	46,663	(G)	52,710
Identifiable intangible assets, net	—	—	—	—	—	570	(H)	570

Total assets	$837,972	$64,618	$474	$41,625	$46,345	$38,966		$1,030,000

Liabilities and stockholders’ equity
Liabilities:
Accounts payable and accrued liabilities	$31,161	$1,606	$—	$1,108	$1,023	$725	(G)	$35,623
Income tax payable	2,078	—	—	—	—	—		2,078
Deferred tax liabilities, net	16,333	—	—	—	—	—		16,333
Debt	398,246	53,749	—	30,191	36,385	66,884	(I)	585,455
Payable to related parties	—	1,625	474	—	951	(3,050	)(F)	—
Other liabilities	5,297	15	—	193	149	—		5,654

Total liabilities	453,115	56,995	474	31,492	38,508	64,559		645,143

Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $.01 par value, 5,000 shares authorized, no shares issued and outstanding	—	—	—	—	—	—		—
Common stock, $.01 par value, 50,000 shares authorized, 24,696 shares issued and outstanding as of March 31, 2012	247	—	—	—	—	—		247
Additional paid-in capital	124,638	1,632	—	30	5,580	(7,242	)(J)	124,638
Accumulated earnings	261,258	5,991	—	10,103	2,257	(18,351	)(J)	261,258
Accumulated other comprehensive loss	(1,286)	—	—	—	—	—		(1,286)

Total stockholders’ equity	384,857	7,623	—	10,133	7,837	(25,593)		384,857

Total liabilities and stockholders’ equity	$837,972	$64,618	$474	$41,625	$46,345	$38,966		$1,030,000

ENCORE CAPITAL GROUP, INC.

Pro Forma Condensed Consolidated Statement of Comprehensive Income

(Dollars in thousands except per share data)

(Unaudited)

	Three Months Ended March 31, 2012
	Historical
	Encore	Propel Financial Services, LLC (A)	RioProp Holdings, LLC (A)	RioProp Ventures, LLC (A)	BNC Retax, LLC (A)	Pro Forma Adjustments		Pro Forma
Revenues
Revenue from receivable portfolios, net	$126,405	$—	$—	$—	$—	$—		$126,405
Servicing fees and other related revenue	3,817	1,255	—	296	114	(1,045	)(K)	4,437

Interest income	—	1,875	6	1,653	1,386	(55	)(L)	4,865
Interest expense	—	(627)	—	(424)	(350)	377	(M)	(1,024)

Net interest income	—	1,248	6	1,229	1,036	322		3,841

Total revenues	130,222	2,503	6	1,525	1,150	(723)		134,683

Operating expenses
Salaries and employee benefits (excluding stock-based compensation expense)	23,109	1,027	—	128	92	—		24,356
Stock-based compensation expense	2,266	—	—	—	—	—		2,266
Cost of legal collections	38,635	—	—	—	—	—		38,635
Other operating expenses	12,411	195	2	181	208	—		12,997
Collection agency commissions	3,959	—	—	—	—	—		3,959
General and administrative expenses	14,132	313	—	445	466	(1,005	)(N)	14,351
Depreciation and amortization	1,363	27	—	4	3	34	(O)	1,431
Impairment charge for goodwill and identifiable intangible assets	10,349	—	—	—	—	—		10,349

Total operating expenses	106,224	1,562	2	758	769	(971)		108,344

Income from operations	23,998	941	4	767	381	248		26,339

Other (expense) income
Interest expense	(5,515)	—	—	—	—	(627	)(P)	(6,142)
Other income	267	—	—	—	—	—		267

Total other expenses	(5,248)	—	—	—	—	(627)		(5,875)

Income before income taxes	18,750	941	4	767	381	(379)		20,464
Provision for income taxes	(7,344)	—	—	—	—	(671	)(Q)	(8,015)

Net income	$11,406	$941	$4	$767	$381	$(1,050)		$12,449

Weighted average shares outstanding:
Basic	24,779					15	(R)	24,794
Diluted	25,740					15	(R)	25,755
Earnings per share:
Basic	$0.46							$0.50
Diluted	$0.44							$0.48

Other comprehensive income, net of tax	682	—	—	—	—	—		682

Comprehensive income	$12,088	$941	$4	$767	$381	$(1,050)		$13,131

ENCORE CAPITAL GROUP, INC.

Pro Forma Condensed Consolidated Statement of Comprehensive Income

(Dollars in thousands except per share data)

(Unaudited)

	Year Ended December 31, 2011
	Historical
	Encore	Propel Financial Services, LLC (A)	RioProp Holdings, LLC (A)	RioProp Ventures, LLC (A)	BNC Retax, LLC (A)	Pro Forma Adjustments		Pro Forma
Revenues
Revenue from receivable portfolios, net	$448,714	$—	$—	$—	$—	$—		$448,714
Servicing fees and other related revenue	18,657	4,348	—	1,343	404	(3,312	)(K)	21,440

Interest income	—	6,504	58	6,602	4,892	(46	)(L)	18,010
Interest expense	—	(2,545)	—	(1,718)	(1,297)	1,419	(M)	(4,141)

Net interest income	—	3,959	58	4,884	3,595	1,373		13,869

Total revenues	467,371	8,307	58	6,227	3,999	(1,939)		484,023

Operating expenses
Salaries and employee benefits (excluding stock-based compensation expense)	81,509	2,948	—	319	819	—		85,595
Stock-based compensation expense	7,709	—	—	—	—	—		7,709
Cost of legal collections	157,050	—	—	—	—	—		157,050
Other operating expenses	39,776	247	28	125	788	—		40,964
Collection agency commissions	14,162	—	—	—	—	—		14,162
General and administrative expenses	41,730	1,697	—	2,135	1,062	(1,139	)(N)	45,485
Depreciation and amortization	4,661	96	—	8	19	118	(O)	4,902

Total operating expenses	346,597	4,988	28	2,587	2,688	(1,021)		355,867

Income from operations	120,774	3,319	30	3,640	1,311	(918)		128,156

Other (expense) income
Interest expense	(21,116)	—	—	—	—	(2,597	)(P)	(23,713)
Other expense	(394)	—	—	—	—	—		(394)

Total other expenses	(21,510)	—	—	—	—	(2,597)		(24,107)

Income before income taxes	99,264	3,319	30	3,640	1,311	(3,515)		104,049
Provision for income taxes	(38,306)	—	—	—	—	(1,847	)(Q)	(40,153)

Net income	$60,958	$3,319	$30	$3,640	$1,311	$(5,362)		$63,896

Weighted average shares outstanding:
Basic	24,572					15	(R)	24,587
Diluted	25,690					15	(R)	25,705
Earnings per share:
Basic	$2.48							$2.60
Diluted	$2.37							$2.49

Other comprehensive (loss) income, net of tax	(2,119)	215	—	—	—	(83	)(Q)	(1,987)

Comprehensive income	$58,839	$3,534	$30	$3,640	$1,311	$(5,445)		$61,909

Encore Capital Group, Inc.

Notes to Pro Forma Condensed Consolidated Financial Information (Unaudited)

(A)	Represents the balance sheet and operations of Propel Financial Services, LLC, RioProp Holdings, LLC, RioProp Ventures, LLC, and BNC Retax, LLC, which were acquired on May 8, 2012 (collectively “Propel”).
(B)	Represents the following cash transactions:

Proceeds:
Borrowings under the Propel facility	$122,209
Borrowings under Encore’s existing credit facility	65,000
Uses:
Payments	(186,814)
Financing costs	(713)

Net pro forma cash adjustment	$(318)

(C)	Represents the adjustment of Propel’s portfolio to fair value based on an independent valuation study.
(D)	Represents the elimination of the investment in RioProp Ventures, LLC and RioProp Holdings, LLC.
(E)	Represents the incremental capitalized financing costs incurred to finance the Propel Acquisition.
(F)	Represents the elimination of intercompany and related party receivables and payables.
(G)	Represents the residual of the acquisition price for Propel over the fair value of the assets acquired and liabilities assumed as of March 31, 2012, as follows:

Purchase price	$186,814
Estimated purchase price adjustment	725
Less fair value of:
Tangible assets acquired	(144,490)
Intangible assets	(570)
Plus fair value of:
Liabilities assumed	4,184

Goodwill	$46,663

(H)	Represents the estimated fair value of identified intangible assets based on an independent valuation as of the date of acquisition, as follows:

	Amortization Period	Estimated Fair Value
Trade name	15 years	$420
Covenants Not-to-Compete	0-3 years	150

Total		$570

(I)	Represents the additional borrowing incurred to finance the Propel Acquisition. Encore borrowed $65.0 million under its existing credit facility and Propel borrowed $122.2 million under a new syndicated loan facility. In addition, this adjustment reflects the elimination of Propel’s debt of $120.3 million that was not assumed in the acquisition.
(J)	Represents the elimination of Propel’s Members’ equity.

(K)	Represents the elimination of equity income and intercompany revenues, as follows:

	Three Months Ended March 31, 2012	Year Ended December 31, 2011
Equity income	$385	$1,835
Intercompany revenue	660	1,477

Total servicing fees and other related revenue	$1,045	$3,312

(L)	Represents incremental amortization of loan premium identified as a result of an independent valuation study associated with the Propel Acquisition.
(M)	Represents the reduction in interest expense at Propel reflecting a lower interest rate under Propel’s new loan facility.
(N)	Represents the elimination of the following expenses:

	Three Months Ended March 31, 2012	Year Ended December 31, 2011
Intercompany servicing fees	$207	$523
Intercompany administration fees	309	616
Acquisition related expenses incurred by Encore	489	—

Total general and administrative expenses	$1,005	$1,139

(O)	Represents additional amortization expense of acquired identifiable intangible assets associated with the Propel Acquisition.
(P)	Represents incremental interest expense on debt incurred by Encore to finance the Propel Acquisition.
(Q)	Represents the provision for income taxes for Propel and the provision for income taxes associated with the pro forma adjustments based upon an estimated combined federal and state statutory rate of 39.17% and 38.59% for the three months ended March 31, 2012 and the year ended December 31, 2011, respectively.
(R)	Represents the effect from shares sold to Propel’s CEO in connection with the Propel Acquisition.